ING Life Insurance and Annuity Company and its Variable Annuity Account B
and
ING Life Insurance and Annuity Company and its Variable Annuity Account C
and
ING Life Insurance and Annuity Company and its Variable Annuity Account G

Supplement dated February 14, 2005, to your current variable annuity Contract Prospectus, Contract Prospectus Summary, as applicable, and Statement of Additional Information

This supplement updates certain information contained in your current variable annuity Contract Prospectus, Contract Prospectus Summary, as applicable, and Statement of Additional Information (SAI). Please read it carefully and keep it with your variable annuity Contract Prospectus, Contract Prospectus Summary and SAI for future reference.

NOTICE OF FUND SUBSTITUTIONS

Effective as of the dates outlined below, and pursuant to applicable regulatory approvals, ING Life Insurance and Annuity Company (the "Company") and Variable Annuity Account B, Variable Annuity Account C and Variable Annuity Account G, as applicable (the "Separate Accounts") will replace certain funds in which the subaccounts of the Separate Accounts invest (the "Replaced Funds") with certain other funds (the "Substitute Funds") as follows:

Replaced Funds	Substitute Funds
Janus Aspen Balanced Portfolio -- Institutional Shares	ING Van Kampen Equity and Income Portfolio -- Initial Class
ING Van Kampen Equity and Income Portfolio -- Service Class
Janus Aspen Capital Appreciation Portfolio -- Service Shares	ING Salomon Brothers Large Cap Growth Portfolio -- Initial Class
Janus Twenty Fund
Janus Aspen Flexible Income Portfolio -- Institutional Shares	ING Oppenheimer Strategic Income Portfolio -- Initial Class
Oppenheimer Strategic Bond Fund/VA
Janus Aspen Growth Portfolio -- Institutional Shares	ING American Century Select Portfolio -- Initial Class
ING American Century Select Portfolio -- Service Class
Janus Aspen Mid Cap Growth Portfolio -- Institutional Shares	ING T. Rowe Price Diversified Mid Cap Growth Portfolio -- Initial Class
ING T. Rowe Price Diversified Mid Cap Growth Portfolio -- Service Class
Janus Aspen Worldwide Growth Portfolio -- Institutional Shares	ING Oppenheimer Global Portfolio -- Initial Class
Oppenheimer Global Securities Fund/VA
ING Oppenheimer Global Portfolio -- Service Class

Not all of the Replaced Funds may be available through your variable annuity contract. Please refer to your Contract Prospectus or Contract Prospectus Summary for the list of Replaced Funds available to you, or contact our Customer Service Center at the number listed in the "Questions: Contacting the Company" section of ytour Contract Prospectus or Contract Prospectus Summary.

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Important Information about the Substitutions.
  Pursuant to the schedule outlined below, subaccounts which invest in the Substitute Funds will be available through your variable annuity contract and all references in your Contract Prospectus, Contract Prospectus Summary and SAI to the name of a Replaced Fund will be replaced with the name of the corresponding Substitute Fund.

Pursuant to the schedule outlined below, the subaccounts which invest in the Replaced Funds will no longer be available through your variable annuity contract.
The fund substitutions will be accomplished pursuant to the following schedule.

A.

For contracts administered on our OMNI and RPS administrative systems, the fund substitutions will occur on April 15, 2005, at which time both existing investments and ongoing allocations to the Replaced Funds will be substituted with the corresponding Substitute Fund.

B.	For contracts administered on our ACES administrative system, the fund substitution will occur as follows:

1.

On April 8, 2005, ongoing allocations to the Replaced Funds will be substituted with allocations to the corresponding Substitute Funds. No further allocations to the Replaced Funds will be allowed after this date.

2.

On April 8, 2005, for those contracts in which a participant or contract owner has invested in 18 funds over the life of the contract, existing investments in the Replaced Funds will also be substituted with the corresponding Substitute Fund. Please see your contract prospectus or prospectus summary for more information regarding this 18 fund limit.

	3.	On April 15, 2005, all remaining existing investments in the Replaced Funds will be substituted with the corresponding Substitute Fund.

In the limited circumstance where a contract holder or participant invested in one or more of the Replaced Funds has invested in 18 funds over the life of their certificate or contract and has an existing loan under that contract, the fund substitution will not occur pursuant to the above schedule. For these contracts, current allocations to a Replaced Fund will continue to be allowed until we apply the fund substitution to these contracts, currently planned for the fourth quarter of 2005. However, effective April 8, 2005 the Replaced Funds will be closed to transfers and new allocations (including an increase to current allocations). We will notify those participants and contract holders impacted by this delayed schedule prior to the date of the fund substitution applicable to these contracts.

  Prior to the effective date of the substitutions and for thirty days thereafter you may transfer amounts allocated to the subaccounts which invest in the Replaced Funds to any other subaccount or any available fixed account free of charge.

  Prior to the effective date of the substitutions and for thirty days thereafter any transfer from a subaccount which invests in a Replaced Fund to any other subaccount or any available fixed account will not count as a transfer when imposing any applicable restriction or limit on transfers.

  You will not incur any fees or charges or any tax liability because of the substitutions, and your account value immediately before the substitutions will equal your account value immediately after the substitutions.

  The investment objective and policies of each Substitute Fund are the same as, similar to or consistent with the investment objective and policies of the corresponding Replaced Fund. The investment objective of each Substitute Fund is more fully described in each Substitute Fund's prospectus and one-page summary.

  The total expenses of each Substitute Fund are less than or equal to the total expenses of the corresponding Replaced Fund. The total expenses of each Substitute Fund are more fully described in each Substitute Fund's prospectus and one-page summary.

  A prospectus or one-page summary for each of the Substitute Funds have been previously sent to you or accompanies this supplement. Read these prospectuses or one-page summaries carefully before deciding what to do with amounts allocated to subaccounts which invest in the Replaced Funds. Should you need additional prospectuses or one-page summaries, please call the number listed in your Contract Prospectus or Contract Prospectus Summary.

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